UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

NORTHEAST COMMUNITY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-253982	86-3173858
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

325 Hamilton Avenue, White Plains, New York 10601

(Address of principal executive offices) (Zip Code)

(914) 684-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 14, 2021, NorthEast Community Bancorp, Inc., a Maryland corporation (the “Company”), NorthEast Community Bancorp, Inc., a federally-chartered “mid-tier” holding company, NorthEast Community Bancorp, MHC and NorthEast Community Bank entered into an Agency Agreement with Piper Sandler & Co. (“Piper Sandler”), who will assist the Company on a best efforts basis in selling the shares of the Company’s common stock in the Company’s subscription and community offerings, and will serve as sole book-running manager for any syndicated or firm commitment underwritten offering.

Piper Sandler will receive a fee of 1.0% of the aggregate purchase price of all shares of common stock sold by the Company in the subscription offering and a fee of 3.0% of the aggregate purchase price of all shares of common stock sold by the Company in the community offering. No fee will be payable to Piper Sandler with respect to shares purchased by directors, officers, employees or their immediate families (as defined in the Agency Agreement) and their personal trusts, and shares purchased by the Company’s employee benefit plans or trusts.

In the event a syndicated or firm commitment underwritten offering is conducted, the Company will pay fees of 5.5% of the aggregate purchase price of all shares of common stock sold in the syndicated or firm commitment underwritten offering to Piper Sandler and any other broker-dealers included in the syndicated or firm commitment underwritten offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-253982) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2021.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

1.1	Agency Agreement, dated as of May 14, 2021, by and among NorthEast Community Bancorp, Inc., a Maryland corporation, NorthEast Community Bancorp, Inc. a federally-chartered corporation, NorthEast Community Bancorp, MHC, NorthEast Community Bank and Piper Sandler & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHEAST COMMUNITY BANCORP, INC.

Date:	May 20, 2021	By:	/s/ Kenneth A. Martinek
Kenneth A. Martinek
Chairman and Chief Executive Officer